o BT PYRAMID MUTUAL FUNDS o



                                  BT INVESTMENT
                             EQUITY APPRECIATION FUND



                                  ANNUAL REPORT
                                SEPTEMBER O 1998

Equity Appreciation Fund

Table of Contents


         Letter to Shareholders                                  3

         BT Investment Equity Appreciation Fund
            Schedule of Portfolio Investments                    6
            Statement of Assets and Liabilities                  8
            Statement of Operations                              8
            Statements of Changes in Net Assets                  9
            Financial Highlights                                 9
            Notes to Financial Statements                       10
            Report of Independent Accountants                   12
            Tax Information                                     12


                              -------------------
            The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

Equity Appreciation Fund

Letter to Shareholders

We are pleased to present you with this annual report for the BT Investment Equity Appreciation Fund (the "Fund"), providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations.

MARKET ACTIVITY
Overall, the twelve months ended September 30, 1998 were a period of significant volatility for mid capitalization growth stocks. Equities in general were on a roller coaster during the year, as concerns roiling the markets in the first half only heightened in the second. The midcap sector in particular lagged its large cap brethren, but outperformed the small cap stocks.

At the start of the fourth quarter of 1997, midcap growth stocks were somewhat extended, following a five month period during which they had produced 30% plus performance. The effects of the Asian financial crises began to spread. Midcap growth stocks came under pressure, as U.S. investors sought both to lock in gains and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. Investors tended to turn their focus to large cap names and more value-oriented stocks.

As the first quarter of 1998 progressed, investor sentiment toward midcap growth stocks improved for a number of reasons:
o The impact of the Asian crisis became more clear, and the situation did not appear to be as bad as many had expected.
o Thanks to strong internal growth, the earnings growth of many companies with international exposure was sustained despite the scare from overseas.
o Those companies that were more negatively impacted had lowered expectations enough that investors were no longer as worried about the effects.
o Relative valuations of midcap stocks had been dramatically reduced, reaching levels even cheaper than they were in April 1997, at which point they were at seven-year lows.
o What may be called the virtuous circle of rising prices and improving sentiment boosted midcap growth stocks' performance.

For all these reasons, plus sustained strong U.S. economic conditions, few signs of inflation, and interest rate fears at bay, midcap growth stocks participated with other segments of the stock market in a robust rally.

Renewed fears of a Federal Reserve Board interest rate increase and continued financial troubles in Asian countries turned investor sentiment negative and drove the market lower as the second calendar quarter progressed. There was a clear bias toward liquidity and thus larger cap stocks. Ironically, the earnings growth outlook for larger cap stocks was reduced during the first half of the calendar year, creating a notable gap as compared to the still robust earnings growth outlook for many smaller, emerging growth companies. The already compelling valuation gap continued to widen.

The third calendar quarter witnessed a continuation of market volatility, highlighted by several factors:
o Russia's financial collapse and fresh concerns of contagion to Latin America from Asia's ongoing financial crisis were added to investors' list of troublesome events.
o There was renewed focus on slowing growth in U.S. corporate earnings and in the overall economy, as well-publicized problems in high technology and basic industries spread to major global consumer companies, such as Coca Cola and Gillette.
o Acknowledging the weakening global environment and its potential impact on the U.S. economy, the Federal Reserve Board lowered the fed funds rate by 0.25% on September 29th and now seems focused on preventing a credit crunch as seen earlier in the decade.
o News of major U.S. and European financial institutions' direct exposure to emerging markets and their secondary exposure to hedge funds that aggressively place leverage bets abroad began to spread.

In all, investor sentiment, punctuated by fear and uncertainty, kept a premium on larger caps' liquidity and perceived safety through July. In August, the larger caps finally succumbed to the negative sentiment, bringing all of the market sectors down with them. This ultimately set the market up for a short-term relief rally in September.


  TEN LARGEST STOCK HOLDINGS
 America Online, Inc.                At Home Corp. - Series A
 McKesson Corporation                Compuware Corp.
 Elan Corp. plc - ADR                Outdoor Systems, Inc.
 Ace Ltd.                            Clear Channel Communications, Inc.
 Watson Pharmaceuticals, Inc.        Global Crossing Ltd.


INVESTMENT REVIEW
While the Fund did outperform its category average for the twelve month period, it was still hampered by a negative investor sentiment toward emerging growth stocks in general. We stayed true to the Fund's growth-oriented investment style throughout, as has been our long-standing policy. Of course, when midcap growth stocks are in favor, as was the case in the first calendar quarter, the Fund benefits. It is well worth noting that strong specific stock selection and sector positioning drove the Fund's outperformance not only in the first calendar quarter, but also in the second, even as investor sentiment was reversing yet again.

Equity Appreciation Fund

Letter to Shareholders

 Periods ended September 30, 1998           Cumulative Total Returns    Average Annual Total Returns
-----------------------------------------------------------------------------------------------------
                                           Past 1    Past 3    Since    Past 1    Past 3     Since
                                            year     years   inception   year      years   inception
-----------------------------------------------------------------------------------------------------
BT Investment Equity Appreciation Fund*    -10.68%   16.33%    64.50%   -10.68%    5.17%    10.54%
  (inception 10/12/93)
-----------------------------------------------------------------------------------------------------
S&P 400 Midcap Index**                      -6.07%   48.96%    90.35%    -6.07%   14.21%    13.99%
-----------------------------------------------------------------------------------------------------
Lipper MidCap Average***                   -11.95%   30.71%    65.73%   -11.95%    9.10%    10.59%
-----------------------------------------------------------------------------------------------------


More specifically, in the last quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial, and consumer staples and was overweight in the poorly performing sectors of healthcare and technology. However, that same strategy worked to the Fund's favor in the next quarter, when technology and healthcare were among the best performing sectors, as were communications services, transportation, and consumer cyclicals, where the Fund was also overweight. The Fund's overweight position in energy, the only sector posting a loss during this six month period, negatively impacted performance.

In the second half of the fiscal year, the equity sector roller coaster continued. The Fund maintained an overweight position in three of the four best performing sectors in each of the last two quarters--transportation, technology, and consumer cyclicals in the June 30th quarter; communications services, technology, and health care in the September 30th quarter. Energy continued to be a drag on relative performance in the quarter ended June 30th, but moving to an underweight position in this sector benefited the Fund in the quarter ended September 30th.

MANAGER OUTLOOK
Although we expect future periods of volatility in the marketplace while global economic events run their course, there have been several developments in the last few weeks that indicate an improving investment outlook. These include easing of monetary policy by the U.S. Federal Reserve Board, some progress on Japanese bank reform, and a slight reversal of the recent credit crunch. We also remain optimistic regarding emerging growth stocks in general. Midcap fundamentals remain strong, earnings growth superior, and relative valuations attractive. In particular, the companies in the Fund's portfolio are, overall, experiencing strong fundamental growth in earnings, are largely reliant upon the domestic economy for growth, and are expressing upbeat outlooks for the coming year.

Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth. It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

Given the recent high volatility in the stock market, it is also important to keep in mind that at Bankers Trust we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates

--------------------------------------------------------------------------------

                         Diversification of Investments

                       By Theme as of September 30, 1998
                    (percentages are based on market value)


                   [PIE CHART APPEARS HERE; SEE VALUES BELOW]


Money Market Fund                    11%      Managing the Information Age 5%

New Health Care Paradigm              9%          Life Sciences Revolution 9%

Our Strengthening Financial Structure 9%              Energizing the Globe 4%

Life on the Net                       7%             Consolidating America 8%

Telecommunications                    9%           Client Server Computing 6%

                                                         Interactive Media 6%

                                                                   Other 17%+


--------------
+ Includes themes with weightings of less than 4%.


--------------------------------------------------------------------------------

o focus on companies that have strong, consistent earnings and revenue growth
o use extensive fundamental research--as well as our thematic approach and screening process--to identify attractive investment opportunities in unrecognized growth companies and sectors
o strictly adhere to our sell discipline to help mitigate risk, and
o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.


                              /s/ Anthony Takazawa
                              ____________________
                                Anthony Takazawa
                            Portfolio Manager of the
                     BT Investment Equity Appreciation Fund
                               September 30, 1998


--------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** The S&P 400 Midcap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indices are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges.

Equity Appreciation Fund

Performance Comparison


Comparison of Change in
Value of a $10,000 Investment
in the BT Investment Equity
Appreciation Fund and the
S&P MidCap 400 Index since
October 31, 1993.




         Total Return for the Year
          Ended September 30, 1998

One Year                  Since 10/12/93*
-10.68%                       10.54%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.





                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]


             BT Investment Equity                          S&P MidCap 400
          Appreciation Fund - $16,450                      Index - $19,035

Oct-93             $10,000                                     $10,000
Dec-93               9,899                                      10,233
Mar-94               9,657                                       9,844
Jun-94               9,051                                       9,485
Sep-94               9,939                                      10,217
Dec-94              10,242                                       9,866
Mar-95              10,909                                      10,664
Jun-95              12,111                                      11,605
Sep-95              14,283                                      12,737
Dec-95              14,095                                      12,919
Mar-96              14,262                                      13,715
Jun-96              15,354                                      14,110
Sep-96              16,061                                      14,521
Dec-96              15,448                                      15,400
Mar-97              13,679                                      15,171
Jun-97              15,771                                      17,408
Sep-97              18,603                                      20,199
Dec-97              17,650                                      20,432
Mar-98              19,815                                      22,682
Jun-98              16,450                                      19,035
Sep-98              16,450                                      19,035

           Past performance is not indicative of future performance.

Equity Appreciation Fund

Schedule of Portfolio Investments September 30, 1998



Shares                    Description                                 Value
------                    -----------                                 -----
             COMMON STOCKS - 91.52%
             America's Changing Leisure Time - 3.05%
    42,600   Gemstar International Group *                        $  1,975,575
    51,000   Ryanair Holdings PLC - ADR *                            1,746,750
                                                                  ------------
                                                                     3,722,325
                                                                  ------------

             Client Server Computing - 5.95%
    45,444   Compuware Corp. *                                       2,675,516
    20,900   Lexmark International Group, Inc.- Class A *            1,448,631
    54,600   Platinum Technology, Inc. *                               982,800
    43,200   Tech Data Corporation *                                 2,162,700
                                                                  ------------
                                                                     7,269,647
                                                                  ------------

             Consolidating America - 8.07%
    55,200   Clear Channel Communications, Inc.  *                   2,622,000
    14,700   Heftel Broadcasting - Class A                             554,925
   136,262   Outdoor Systems, Inc. *                                 2,657,109
    82,600   United Rentals, Inc.*                                   1,977,238
    68,500   Univision Communications - Class A *                    2,037,875
                                                                  ------------
                                                                     9,849,147
                                                                  ------------

             Energizing the Globe - 2.01%
   117,600   Global Industries Ltd. *                                1,359,750
    83,100   Ocean Energy, Inc. *                                    1,090,688
                                                                  ------------
                                                                     2,450,438
                                                                  ------------

             Environmental Crisis - 3.15%
    70,700   Allied Waste Industries, Inc. *                         1,652,612
    56,300   American Disposal Services, Inc. *                      2,192,181
                                                                  ------------
                                                                     3,844,793
                                                                  ------------

             Interactive Media - 6.22%
    27,700   Comsat Corporation                                        976,425
   114,500   Learning Company, Inc. *                                2,268,531
    59,000   Scientific-Atlanta, Inc.                                1,246,375
    57,100   Snyder Communications, Inc. *                           1,912,850
    42,100   Young & Rubican, Inc. *                                 1,194,587
                                                                  ------------
                                                                     7,598,768
                                                                  ------------

             Life on the Net - 7.15%
    36,400   America Online, Inc.                                    4,049,500
    60,400   At Home Corp. - Series A *                              2,891,650
    33,500   CMG Information Services *                              1,783,875
                                                                  ------------
                                                                     8,725,025
                                                                  ------------

             Life Sciences Revolution - 9.65%
    38,400   Centocor, Inc. *                                        1,521,600
    41,918   Elan Corp. plc - ADR *                                  3,020,716
    53,600   Forest Laboratories - Class A *                         1,842,500
    82,500   Mylan Laboratories, Inc.                                2,433,750
    58,400   Watson Pharmaceuticals, Inc. *                          2,963,800
                                                                  ------------
                                                                    11,782,366
                                                                  ------------



Shares                    Description                                 Value
------                    -----------                                 -----
             Managing the Information Age - 5.18%
    89,900   Concord EFS, Inc.*                                   $  2,320,544
    43,300   FiServ, Inc. *                                          1,994,506
    63,700   Sungard Data Systems *                                  2,006,550
                                                                  ------------
                                                                     6,321,600
                                                                  ------------

             New Consumer - 4.02%
    47,100   CKE Restaurants, Inc.                                   1,401,225
    99,500   Flower Industries, Inc.                                 2,170,344
    74,700   TJX Companies, Inc.                                     1,330,594
                                                                  ------------
                                                                     4,902,163
                                                                  ------------

             New Health Care Paradigm - 9.22%
    57,000   Henry Schein, Inc. *                                    1,980,750
    52,500   HBO & Co.                                               1,515,938
    36,000   McKesson Corporation                                    3,298,500
    42,500   Quintiles Transnational *                               1,859,375
    43,900   Safeskin Corporation *                                  1,385,594
    50,600   Total Renal Care Holding *                              1,214,400
                                                                  ------------
                                                                    11,254,557
                                                                  ------------

             Our Strengthening Financial Structure - 9.81%
    99,300   Ace Ltd.                                                2,979,000
    18,800   Capital One Financial, Inc.                             1,945,800
    33,600   FINOVA Group, Inc.                                      1,677,900
    31,700   Fremont General Corporation                             1,521,600
    24,100   Life Re Corporation                                     2,215,694
    43,900   Newcourt Credit Group, Inc. *                           1,146,887
    55,400   Ocwen Financial Corporation *                             484,750
                                                                  ------------
                                                                    11,971,631
                                                                  ------------

             Return to Home Ownership - 1.78%
    79,100   Linens 'N Things, Inc. *                                2,175,250
                                                                  ------------

             Stores of Value - 3.41%
    97,100   Family Dollar Stores, Inc.                              1,529,325
    56,200   Rite Aid Corporation                                    1,995,100
    15,400   U.S. Foodservice                                          641,025
                                                                  ------------
                                                                     4,165,450
                                                                  ------------

             Telecommunications - 9.59%
    51,500   Frontier Corporation                                    1,409,812
    71,300   General Cable Corporation                               1,319,050
   120,400   Global Crossing Ltd. *                                  2,513,350
    52,200   Qwest Communications International, Inc. *              1,634,512
    68,500   RSL Communications, Inc. - Class A *                    1,858,063
    26,600   Uniphase Corporation *                                  1,090,600
    79,300   Winstar Communications, Inc. *                          1,883,375
                                                                  ------------
                                                                    11,708,762
                                                                  ------------

             Ubiquitous Semiconductor - 3.26%
    43,500   Micron Technology, Inc.                                 1,324,031
    27,000   Rambus, Inc. *                                          1,728,000
    34,400   SCI Systems, Inc. *                                       926,650
                                                                  ------------
                                                                     3,978,681
                                                                  ------------

Total  Common Stocks  (Cost $95,303,211)                           111,720,603
                                                                  ------------

              See Notes to Financial Statements on Pages 10 and 11

Equity Appreciation Fund

Schedule of Portfolio Investments September 30, 1998


Shares                    Description                                 Value
------                    -----------                                 -----
             CONVERTIBLE PREFERRED STOCKS - 2.41%
             Energizing the Globe
    33,100   AES Trust I - Series A, 5.375%, 3/31/27              $  1,882,562
    29,700   United Rentals Cv. Pfd.                                 1,061,775
                                                                  ------------
                                                                     2,944,337
                                                                  ------------

Total  Convertible Preferred Stocks (Cost $3,189,474)                2,944,337
                                                                  ------------



Shares                    Description                                 Value
------                    -----------                                 -----
             SHORT TERM INSTRUMENT - 11.07%
             Mutual Fund
13,510,916   BT Institutional Cash Management Fund
               (Cost $13,510,916)                                 $ 13,510,916
                                                                  ------------

  Total Investments (Cost $112,003,601)           105.00%         $128,175,856
  Liabilities in Excess of Other Assets           (5.00)%           (6,098,750)
                                                  ------          ------------
  Net Assets                                      100.00%         $122,077,106
                                                  ======          ============

--------------
* Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


              See Notes to Financial Statements on Pages 10 and 11

Equity Appreciation Fund

Statement of Assets and Liabilities September 30, 1998

Assets
  Investments, at Value (Cost of $112,003,601)                                                           $128,175,856
  Receivable for Securities Sold                                                                            1,171,606
  Receivable for Shares of Beneficial Interest Subscribed                                                      43,183
  Dividends and Interest Receivable                                                                           101,763
  Prepaid Expenses and Other                                                                                    8,892
                                                                                                         ------------
Total Assets                                                                                              129,501,300
                                                                                                         ------------
Liabilities
  Payable for Securities Purchased                                                                          1,294,090
  Payable for Shares of Beneficial Interest Redeemed                                                        6,001,372
  Due to Bankers Trust                                                                                         97,419
  Accrued Expenses and Other                                                                                   31,313
                                                                                                         ------------
Total Liabilities                                                                                           7,424,194
                                                                                                         ------------
Net Assets                                                                                               $122,077,106
                                                                                                         ============
Composition of Net Assets
  Paid-in Capital                                                                                         105,506,732
  Accumulated Net Realized Gain from Investment Transactions                                                  398,119
  Net Unrealized Appreciation on Investments                                                               16,172,255
                                                                                                         ------------
Net Assets                                                                                               $122,077,106
                                                                                                         ============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)      $      13.98
                                                                                                         ============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
  beneficial interest authorized)                                                                          $8,735,172
                                                                                                         ============


Statement of Operations  For the year ended September 30, 1998

Investment Income
  Dividends (net of foreign withholding tax of $659)                  $  1,039,505
                                                                      ------------
Expenses
  Advisory Fees                                                          1,059,224
  Administration and Services Fees                                         814,788
  Professional Fees                                                         31,959
  Registration Fees                                                         19,328
  Shareholder Reports                                                       10,485
  Trustees Fees                                                              6,962
  Miscellaneous                                                              8,993
                                                                      ------------
  Total Expenses                                                         1,951,739
  Less Expenses Absorbed by Bankers Trust                                 (322,822)
                                                                      ------------
    Net Expenses                                                         1,628,917
                                                                      ------------
Expenses in Excess of Investment Income                                   (589,412)
                                                                      ------------
Realized and Unrealized Gain (Loss) on Investments
  Net Realized Gain from Investment Transactions                         9,600,928
  Net Change in Unrealized Appreciation/Depreciation on Investments    (23,654,809)
                                                                      ------------
Net Realized and Unrealized Loss on Investments                        (14,053,881)
                                                                      ------------
Net Decrease in Net Assets from Operations                            $(14,643,293)
                                                                      ============


              See Notes to Financial Statements on Pages 10 and 11

Equity Appreciation Fund

Statements of Changes in Net Assets

                                                                                          For the              For the
                                                                                         year ended          year ended
                                                                                     September 30, 1998  September 30, 1997
                                                                                     ------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
  Expenses in Excess of Investment Income                                               $    (589,412)     $    (588,568)
  Net Realized Gain from Investment Transactions                                            9,600,928          5,456,749
  Net Change in Unrealized Appreciation/Depreciation on Investments                       (23,654,809)        15,660,007
                                                                                        -------------      -------------
Net Increase (Decrease) in Net Assets from Operations                                     (14,643,293)        20,528,188
                                                                                        -------------      -------------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions                                          (10,600,974)        (8,100,387)
                                                                                        -------------      -------------
Capital Transactions in Shares of Beneficial Interest
  Proceeds from Sales of Shares                                                           129,443,699         51,997,331
  Dividend Reinvestments                                                                   10,600,487          8,100,387
  Cost of Shares Redeemed                                                                (162,731,127)       (62,504,915)
  Other Capital Transactions                                                                       --          2,419,383
                                                                                        -------------      -------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial Interest        (22,686,941)            12,186
                                                                                        -------------      -------------
Total Increase/(Decrease) in Net Assets                                                   (47,931,208)        12,439,987
Net Assets
Beginning of Year                                                                         170,008,314        157,568,327
                                                                                        -------------      -------------
End of Year                                                                             $ 122,077,106      $ 170,008,314
                                                                                        =============      =============


Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the BT Investment Equity Appreciation Fund.


                                                  For the years ended September 30,       For period        For the
                                                  ---------------------------------     Jan. 1, 1995 to    year ended
                                                    1998        1997         1996       Sept. 30, 1995+   Dec. 31, 1994
                                                  --------    --------     --------    -----------------  -------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $16.70      $15.23       $14.14           $10.14          $ 9.80
                                                   ------      ------       ------           ------          ------
Income fromInvestment Operations
  Expenses in Excess of Investment Income           (0.07)      (0.06)       (0.05)           (0.02)          (0.03)
  Net Realized and Unrealized Gain (Loss) on
   Investment Transactions                          (1.68)       2.31         1.72             4.02            0.37
                                                   ------      ------       ------           ------          ------
Total Income (Loss) from Investment Operations      (1.75)       2.25         1.67             4.00            0.34
                                                   ------      ------       ------           ------          ------
Distributions to Shareholders
  Net Realized Gain from Investment Transactions    (0.97)      (0.78)       (0.58)              --              --
                                                   ------      ------       ------           ------          ------
Net Asset Value, End of Period                     $13.98      $16.70       $15.23           $14.14          $10.14
                                                   ======      ======       ======           ======          ======

Total Investment Return                            (10.68)%     15.82%       12.45%           39.45%           3.47%
Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)        $122,077    $170,008     $157,568          $92,033         $29,973
  Ratios to Average Net Assets:
    Expenses in Excess of Investment Income         (0.36)%     (0.39)%      (0.42)%          (0.38)%*        (0.32)%
    Expenses                                         1.00%       1.00%        1.00%            1.00%*          1.00%
    Decrease Reflected in Above Expense
     Ratio Due to Absorption of Expenses by
     Bankers Trust                                   0.20%       0.20%        0.24%            0.33%*          0.46%
  Portfolio Turnover Rate                             159%        188%         271%++           125%++          157%++

--------------
*  Annualized
+ Board of Trustees approved the change of the BT Investment Equity Appreciation Fund's year end from December 31 to September 30.
++ Amounts were previously included in the Capital Appreciation Portfolio
   Financial Highlights.

              See Notes to Financial Statements on Pages 10 and 11

Equity Appreciation Fund

Notes to Financial Statements


Note 1--Organization and Significant Accounting Policies
A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Fund assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded when incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

G. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets.

The Fund has entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1% of the average daily net assets of the Fund.

The BT Investment Equity Appreciation Fund (the "Equity Fund") may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Equity Fund and other accounts managed by the Company. Distributions from the Fund to the Equity Fund as of September 30, 1998, amounted to $548,291 and are included in dividend income.

The Trust has entered into a distribution agreement with ICCDistributors, Inc. ("ICC") under which ICC will serve as distributor for shares sold on behalf of the Fund.

The BT Investment Equity Appreciation Fund is a participant with other affiliated entities in a revolving credit facility (the "revolver") and a discretionary demand line of credit facility, collectively (the "credit

Equity Appreciation Fund

Notes to Financial Statements


facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended September 30, 1998.

Note 3--Shares of Beneficial Interest
At September 30, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                       For the                     For the
                                      year ended                  year ended
                                 September 30, 1998           September 30, 1997
                             --------------------------   --------------------------
                                 Shares       Amount         Shares        Amount
                             ------------ -------------   -----------   ------------
Sold                          8,206,412   $129,443,699     3,685,748   $ 51,997,331
Reinvested                      734,106     10,600,487       582,292      8,100,387
Redeemed                    (10,385,246)  (162,731,127)   (4,432,111)   (62,504,915)
Other Capital
 Transaction                         --             --            --      2,419,383
                            -----------   ------------    ----------   ------------
Net Increase (Decrease)      (1,444,728)  $(22,686,941)     (164,071)  $     12,186
                            ===========   ============    ==========   ============


Note 4--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1998 were $240,334,164 and $273,909,352, respectively. For federal income tax purposes, the tax basis of investments held at September 30, 1998 was $112,084,404. The aggregate gross unrealized appreciation for all investments was $21,508,182 and the aggregate gross unrealized depreciation for all investments was $5,416,730.

Equity Appreciation Fund

Report of Independent Accountants

To the Trustees of BT Pyramid Mutual Funds and the Shareholders of BT Investment Equity Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The BTInvestment Equity Appreciation Fund (one of the Funds comprising Pyramid Mutual Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 6, 1998



Tax Information (Unaudited) For the Year Ended September 30, 1998

The Fund paid long term capital gains during the year ending 9/30/98 in the amount of $7,484,526. 25.64% of the long term capital gain distributions are taxed at the 20% capital gains rate. In addition, of the ordinary distributions made during the year ending 9/30/98, $0.06 per share qualify for the dividends received deduction available to corporate shareholders.

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



BT PYRAMID FUNDS
BT INVESTMENT EQUITY APPRECIATION FUND


Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
P.O. Box 7558
Portland, ME 04112-9892

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


                              -------------------
         For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Fund.
                              -------------------




                      BT Pyramid Investment Equity Appreciation CUSIP #055922751
                                                                STA477200 (9/98)